UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

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SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware
(State or Other Jurisdiction
of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

350 East Las Olas Boulevard Suite 1600 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

(203) 682-8331
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.   Other Events.

On May 11, 2017, Honeycrest Holdings, Ltd. (“Honeycrest”) filed a complaint against Swisher Hygiene Inc. (the “Company”), Integrated Brands, Inc. (“Integrated”), 7624026 Canada Inc. (“762”), and John and Jane Does #1 through #99 in the Supreme Court of the State of New York, Queens County (the “2017 Complaint”).

As noted in the Company’s prior public filings, Honeycrest has been involved in litigation against Integrated, a subsidiary of the Company, since March 1998. A similar case was filed against Integrated and Coolbrands International, Inc. (“Coolbrands”), the predecessor to the Company, in November 2001. In this latter action, an amended complaint was filed in October 2016 that substituted the Company for Coolbrands. Both of these cases (the “Initial Litigation”), concern alleged breaches by the parties of a license agreement entered into in 1990 between Honeycrest and a predecessor to Integrated permitting Honeycrest to sell certain ice cream products in the United Kingdom.

In addition to defendants named in the Initial Litigation, Honeycrest’s 2017 Complaint adds 762, a subsidiary of the Company, and unnamed individuals. This case asserts causes of action against all defendants for alleged fraudulent conveyance of assets from Integrated to Coolbrands, and the unjust enrichment of the defendants as a result of the alleged fraudulent conveyances. Plaintiff seeks judgment against the defendants and any subsequent transferee for, inter alia, “money damages to the extent its claims against Integrated and [the Company] are not satisfied” and for attorneys’ fees and costs.

The Company and its subsidiary defendants believe that the Initial Litigation and the newly filed 2017 Complaint are without merit and will vigorously defend against these matters.  The costs of defending these matters, and an adverse judgement, if any, against the company defendants, will reduce assets that could otherwise be available for distribution to the Company’s stockholders. At the present time the Company believes there is no basis for adjusting the liability amounts accrued in its December 31, 2016 Consolidated Financial Statements included in the report on Form 8-k, filed with the Securities and Exchange Commission on April 12, 2017, as a result of the newly filed 2017 Complaint.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: May 25, 2017	By:	/s/ Richard L. Handley
Richard L. Handley
Chairman, President and Secretary